Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

SECOND AMENDMENT TO DATA LICENSE AGREEMENT
This Second Amendment to Data License Agreement (this “Amendment”) is entered into as of the date of last signature below (the “Amendment Effective Date”) by and between Charter Communications Operating, LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Charter”), and comScore, Inc., a Delaware corporation, on behalf of itself and its Affiliates (“Comscore”).
WHEREAS, Charter and Comscore entered into that certain Data License Agreement dated as of March 10, 2021 (as amended, the “Agreement”); and
WHEREAS, Charter and Comscore desire to amend the Agreement in accordance with the terms and conditions contained herein.
NOW THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Capitalized Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement.
2.Data Parameters and Specifications. Section 2.02 of the Agreement is hereby deleted in its entirety and replaced with the following:
Section 2.02 Data Parameters and Specifications. Charter shall ensure that all Licensed Charter Data provided hereunder is (a) minimally provided daily in accordance with the Data Parameters set forth on Exhibit A and (b) complete, accurate, free of data anomalies and corruption and compliant with any applicable Charter privacy policies, including any applicable opt-out provisions.
3.Preferred Local Measurement Provider. Section 4.03 of the Agreement is hereby deleted in its entirety and replaced with the following:
Section 4.03 Preferred Local Measurement Provider. Charter represents and warrants that it has not, and covenants that it will not, license any of the Licensed Charter Data for Local Measurement purposes to any other party for the seven (7)-year period from July 1, 2021 through June 30, 2028 (other than with respect to [***]
4.Data Parameters, Format and Method of Transmission.
[***]
5.License Fee. Sections (a) – (c) of Exhibit G of the Agreement are hereby deleted in their entirety.
6.Data Deficiency Credits.
[***]
7.Additional Credits. Charter shall credit Comscore the following amounts towards the applicable License Fee payments set forth in Exhibit G of the Agreement:
•Year 1 (2022): $4,000,000 (to be applied in a lump sum towards 2022 payment)
•Year 2 (2023): $3,000,000 (to be applied in equal semiannual installments towards June and December 2023 payments).
8.Marketing. [***]
9.Viewership Data. [***]
10.Third-Party Processors. [***]

Exhibit 10.1
11.Accreditation. Charter shall use commercially reasonable efforts in good faith to (a) complete promptly Comscore’s reasonable requests for information for security and data questionnaires relating to Comscore’s access to Charter’s information technology (“IT”) systems, (b) promptly provide reasonable information and respond timely to reasonable requests related to information requested/needed to complete Comscore’s Media Rating Council Accreditation obligations, and (c) provide all reasonably necessary information for Comscore to complete such Accreditation obligations.
12.Accountability. On a quarterly basis, the Parties shall conduct an operational review meeting to discuss, among other topics, Charter’s compliance with the terms of the Agreement and this Amendment, including a discussion about Charter’s compliance with all of its obligations under Sections 4, 2.02 and 2.03 of the Agreement.
13.Joint Venture Streaming Platform. [***]
14.Integration; Conflicts. This Amendment and the Agreement sets forth the entire understanding of the parties as to the subject matter hereof and thereof. Except as modified by this Amendment, all terms and conditions of the Agreement will remain unchanged and in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and prevail.
15.Counterparts. This Amendment may be signed in counterparts, each of which will be deemed an original and both of which together will constitute one and the same document. A facsimile or electronically scanned signature shall have the same force and affect as an original signature.

Exhibit 10.1
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the Amendment Effective Date.

Charter Communications Operating, LLC		comScore, Inc.
By: Charter Communications, Inc., its manager

By:	/s/ David Kline	By:	/s/ Mary Margaret Curry
	David Kline		Mary Margaret Curry
	EVP & President - Spectrum Reach		Chief Financial Officer

Date:	Nov. 5, 2022	Date:	Nov. 6, 2022

Exhibit 10.1
Omitted Schedule

Schedule 1 of Exhibit A – Comscore Tagless Solution – Charter Implementation Guide